UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        February 23, 2005

First National Community Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	_______________	23-2900790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 E. Drinker St. Dunmore, PA 18512

(Address of Principal Executive Offices

(570) 346-7667

(Registrant’s telephone number, including area code)

_____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____     Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

Press release dated February 23, 2005, regarding 1st quarter dividend, filed as exhibit attached.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	On February 23, 2005, the Registrant issued the attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL COMMUNITY BANCORP, INC.

Date: February 23, 2005	By: /s/ William S. Lance
William S. Lance
Treasurer and
Principal Financial Officer